Ohio National Fund, Inc.

Supplement dated January 24, 2022

to the Prospectus dated May 1, 2021

The following supplements and amends the prospectus dated May 1, 2021:

ON Bond Portfolio

Under the section “Management,” references to Nick Trivett, CFA, Second Vice President, Investments, are deleted. The following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Gary Rodmaker, CFA, FLMI, Vice President, Fixed Income Securities for Ohio National Life, has been a portfolio manager for the Portfolio since January 2015.

ON BlackRock Balanced Allocation Portfolio

Under the section “Management,” references to Nick Trivett, CFA, Second Vice President, Investments, are deleted. The following information replaces the first paragraph in the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Gary Rodmaker, CFA, FLMI, Vice President, Fixed Income Securities for Ohio National Life, has been a portfolio manager of the fixed income component of the Portfolio since 2016.

Fund Management

Under the section “Management of Portfolios,” information regarding Nick Trivett is deleted. The following information replaces the second paragraph of the corresponding section in its entirety:

The Adviser’s president is Gary Rodmaker. He is portfolio manager of the ON Bond Portfolio and portfolio manager of the fixed-income component of the ON BlackRock Balanced Allocation Portfolio. Mr. Rodmaker has been Vice President, Fixed Income Securities for Ohio National Life since 2014. Prior to joining Ohio National Life, Mr. Rodmaker was Managing Director, Fixed Income, Derivatives and Index at Ameritas Investment Advisors and its predecessors, where he served from 1989 to 2014. Mr. Rodmaker was also Vice President of Union Central Life from 1996 to 2014. Mr. Rodmaker is a Chartered Financial Analyst and Fellow, Life Management Institute. Mr. Rodmaker earned a Bachelor of Science in Business Administration from Xavier University.

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Please retain this supplement with your Prospectus for future reference.